EXHIBIT 4(q)


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                              JANUS INVESTMENT FUND
                        (A Massachusetts Business Trust)
                         JANUS GLOBAL LIFE SCIENCES FUND
                          SHARES OF BENEFICIAL INTEREST

ACCOUNT NO.


THIS CERTIFIES that                     CUSIP
                                        SEE REVERSE FOR CERTAIN DEFINITIONS


Is the owner of ________________ shares of beneficial interest in the Janus Global Life Sciences Fund series of Janus Investment Fund (the "Fund"), fully paid and nonassessable, the said shares being issued and held subject to the provisions of the Agreement and Declaration of Trust of the Fund, and all amendments thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts. The said owner by accepting this certificate agrees to and is bound by all of the said provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund property endorsed for transfer (see the reverse side hereof). This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Janus Global Life Sciences Fund series of Janus Investment Fund. This certificate is not valid unless countersigned by the Transfer Agent.

Witness the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.

Dated:
                  /s/ Kelley Abbott Howes                   /s/ Thomas H. Bailey
                           SECRETARY                                   PRESIDENT
                                              [SEAL]

                                         COUNTERSIGNED

                                         BY   JANUS SERVICE CORPORATION
                                                 (DENVER COLORADO)TRANSFER AGENT

                                                            AUTHORIZED SIGNATURE


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     NOTICE.  THE SIGNATURE TO THIS  ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN  UPON  THE  FACE  OF  THE  CERTIFICATE  IN  EVERY  PARTICULAR,   WITHOUT
ALTERATIONS, ENLARGEMENT, OR ANY CHANGE WHATEVER.

     THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION IN ACCORDANCE WITH FUND POLICIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM    -    as tenants in common
         TEN ENT    -    as tenants by the entireties
         JT TEN     -    as joint tenants with right of
                         survivorship and not as tenants
                         in common

                                        UNIF GIFT MIN ACT. _____ Custodian _____
                                                           (Cust)        (Minor)
                                               Under Uniform Gifts to Minors Act
                                             ___________________________________
                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________
________________________________________________________________________
________________________________________________________________________
     (PLEASE  PRINT OR  TYPEWRITE  NAME AND  ADDRESS,  INCLUDING  ZIP  CODE,  OF
ASSIGNEE)
___________________________________________________________________       Shares
of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________
_________________________________________________________________   Attorney  to
transfer the said shares on the books of the within-named Fund with full power of substitution in the premises.

Dated, ______________________                ___________________________________
                                                            Owner
                                             ___________________________________
                                                  Signature of Co-Owner, if any

IMPORTANT                  {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
                              WITH NOTICE PRINTED ABOVE.

Signature(s)guaranteed by:

__________________________________


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